UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                     FORM 8-K
                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported) July 12, 2004
                                                            -------------



                                   ROUNDY'S, INC
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              (Exact name of registrant as specified in its charter)


             Wisconsin               002-94984               39-0854535
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(State or other Jurisdiction    (Commission File Number)    (IRS Employer
      of Incorporation)                                   Identification No.)



            875 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202
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             (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (414) 231-5000
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Item 5.  Other Events
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On July 12, 2004, Ultra Mart Foods, Inc., a subsidiary of Roundy's, Inc.
("Roundy's" and together with its subsidiaries, the "Company" issued a press release (Exhibit 99.1 attached hereto) announcing that the Company has signed an agreement to purchase all seven of the Pick 'n Save retail grocery stores owned by McAdams, Inc.

On July 14, 2004, Roundy's issued a press release (Exhibit 99.2 attached hereto) announcing that the Company will close its Evansville, Indiana and Eldorado, Illinois distribution facilities.


Item 7.  Financial Statements and Exhibits
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         (a)   FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED. Not applicable.

         (b)   PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)   EXHIBITS

         Exhibit 99.1 announcing that the Company has signed an agreement to purchase all seven of the Pick 'n Save retail grocery stores owned by McAdams, Inc.

         Exhibit 99.2 announcing that the Company will close its Evansville, Indiana and Eldorado, Illinois distribution facilities.







                                            SIGNATURES
                                            ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ROUNDY'S, INC
                                            ---------------------------
                                            (Registrant)



Date: August 6, 2004                         BY /s/DARREN W. KARST
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                                            Darren W. Karst
                                            Executive Vice President
                                            and Chief Financial Officer